REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM




To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Milwaukee, Wisconsin 53212


In planning and performing our
audit of the financial statements
of Zacks All-Cap Core Fund,
Zacks Market Neutral Fund, Zacks
Small-Cap Core Fund and Zacks
Dividend Fund (the Funds), each a
series of Investment Managers
Series Trust, for the year ended
November 30, 2014, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered their internal control
over financial reporting, including
control activities for safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over financial
reporting.   Accordingly, we
express no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.   A companys
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles.   A companys internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are being made
only in accordance with
authorizations of management and
directors of the company; and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition of a
companys assets that could have a
material effect on the financial
statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.   Also, projections
of any evaluation of effectiveness
to future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a
deficiency, or combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility that
a material misstatement of the
companys annual or interim
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States).   However,
we noted no deficiencies in the
Funds internal control over
financial reporting and its
operation, including controls for
safeguarding securities, which we
consider to be material
weaknesses, as defined above, as
of November 30, 2014.

This report is intended solely for
the information and use of
management, Shareholders and
Board of Trustees of Investment
Managers Series Trust and the
Securities and Exchange
Commission, and is not intended to
be and should not be used by
anyone other than these specified
parties.



TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015